UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2009

MONTEREY GOURMET FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11777	77-0227341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1528 Moffett Street
Salinas, California  93905
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (831) 753-6262

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On March 30, 2009, the Audit Committee of the Board of Directors of Monterey Gourmet Foods, Inc. (Company) recommended, and the Board of Directors approved, effective immediately, proposals to dismiss the Company’s independent registered public accounting firm, BDO Seidman, LLP, and to engage McGladrey & Pullen, LLP, as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2009.

The reports of BDO Seidman LLP on the consolidated financial statements of the Company for the years ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent calendar years ended December 31, 2008 and 2007 and through the date of their dismissal, there have been no disagreements with BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.  Further, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K during the Company’s two most recent fiscal years and through the date of dismissal of BDO Seidman LLP.

During the calendar years ended December 31, 2008 and 2007 and through the subsequent interim period, neither the Company, nor anyone acting on its behalf, consulted with McGladrey & Pullen LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event  (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided BDO Seidman LLP with a copy of the foregoing disclosures in this Report on Form 8-K and requested that BDO Seidman LLP furnish the Company with a letter addressed to the Securities Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  The Company has received the requested letter from BDO Seidman LLP, and a copy is filed as Exhibit 16 to this Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from BDO Seidman LLP

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTEREY GOURMET FOODS, INC.

Date: April 2, 2009	By:	/s/ Scott S. Wheeler

Scott S. Wheeler
Chief Financial Officer